Exhibit 10.3

FIRST AMENDMENT TO SUBORDINATION AGREEMENT
This FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this “AMENDMENT”;) is dated as of October 31, 2016, and is entered into by and among (a) BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the “ABL Agent”), (b) CRYSTAL FINANCIAL LLC, in its capacity as agent (in such capacity, the “Term Agent”; and, together with the ABL Agent, collectively, the “Senior Agents,” and, individually, a “Senior Agent”), (c) SG VTB HOLDINGS, LLC (in its capacity as the holder of the Subordinated Debt (as defined below), together with any successors and/or assigns, the “Junior Creditor”), and (d) (i) TURTLE BEACH CORPORATION, a Nevada corporation (the “Parent”), (ii) VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”; and together with Parent, individually, a “US Borrower,” and individually and collectively, jointly and severally, the “US Borrowers”), (iii) TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach”; and together with its successors and assigns, also referred to hereinafter as “UK Borrower”; and together with the US Borrowers, individually, a “Borrower,” and individually and collectively, the “Borrowers”) and (iv) VTB HOLDINGS, INC., a Delaware corporation (“VTB”; and together with any other party that becomes a US Guarantor, individually, a “US Guarantor,” and individually and collectively, jointly and severally, the “US Guarantors”; and together with the US Borrowers, individually, a “UK Guarantor” and individually and collectively, jointly and severally, the “UK Guarantors”; the UK Guarantors and the US Guarantors, individually, a “Guarantor,” and individually and collectively, the “Guarantors,” and the Guarantors, together with the Borrowers, collectively, the “Obligors”).
WHEREAS, the Guarantors had previously entered into that certain Subordination Agreement, dated as of November 16, 2015 (the “Agreement”; capitalized terms used but not defined herein shall have the meaning given to such term in the Agreement); and

WHEREAS, the Lender and the Obligors desire to enter into certain amendments to the Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

AMENDMENT TO THE SUBORDINATION AGREEMENT

(a)    Section 1 of the Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

Additional Junior Note: That certain Subordinated Promissory Note, dated as of October 31, 2016 (as amended, amended and restated, supplemented, replaced, renewed, refinanced, and otherwise in effect from time to time in accordance with the terms of this Agreement, the “Additional Junior Note”), pursuant to which, upon the terms and subject to the conditions contained therein, the Junior Creditor agreed to make loans and otherwise extend credit to the Parent.

(b)    Section 1 of the Agreement is hereby amended by replacing the definitions of “Subordinated Debt” and “Subordinated Documents” in their entirety with the following:

Subordinated Debt: All indebtedness, liabilities or obligations of any type or form whatsoever under the Junior Note, the Additional Junior Note and the other Subordinated Documents, including, without limitation, all “Principal Amounts” and “Principal Increases” (as defined in the Junior Note or Additional Junior Note, as applicable), all accrued interested thereon, and all principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Junior Note, the Additional Junior Note or any of the other Subordinated Documents, in each case, whether now or hereafter incurred or owing thereunder. Subordinated Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Obligor of any petition under any Debtor Relief Law or Insolvency Proceeding, or that would have accrued or become due under the terms of the Junior Note, the Additional Junior Note or the Subordinated Documents but for the effect of such petition under any Debtor Relief Law or Insolvency Proceeding, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding.

Subordinated Documents: The Junior Note, the Additional Junior Note, the Third Lien Guaranty, the Third Lien Security Agreement and all documents, agreements and/or instruments entered into or delivered in connection therewith, and any and all guaranties and security interests and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

ARTICLE II

CLOSING CONDITIONS

This Amendment shall be deemed effective as of the date set forth above upon the Senior Agents having received a copy of this Amendment duly executed by the Senior Agents, the Junior Creditor, the Parent and the Guarantors.

ARTICLE III
ACKNOWLEDGEMENT AND CONSENT

The Senior Agents hereby acknowledge receipt of execution copies of the (a) First Amendment to Third Lien Continuing Guaranty, dated the date hereof, among VTB, Voyetra and the Junior Creditor and (b) First Amendment to Third Lien Security Agreement, dated the date hereof, among the Parent, VTB, Voyetra and the Junior Creditor, and hereby acknowledge and consent to the entering into of such amendments by the Parent, VTB, Voyetra and the Junior Creditor, as applicable.

ARTICLE IV

MISCELLANEOUS

Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Agreement, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
BANK OF AMERICA, N.A., in its capacity as the ABL Agent and as a Senior Agent

By: /s/ Matthew R. Van Steenhuyse
Name: Matthew R. Van Steenhuyse
Title: Senior Vice President

CRYSTAL FINANCIAL LLC, in its capacity as the Term Agent and as a Senior Agent

By: /s/ Mirko Andric
Name: Mirko Andric
Title: Managing Director

SG VTB HOLDINGS, LLC, in its capacity as a Junior Creditor

By: /s/ Kenneth A. Fox
Name: Kenneth A. Fox
Title: Managing Member

OBLIGORS:

TURTLE BEACH CORPORATION, a Nevada corporation

By:    /s/ John T. Hanson_______________
Name: John T. Hanson
Title: Chief Financial Officer

VOYETRA TURTLE BEACH, INC., a Delaware corporation

By:    /s/ John T. Hanson_______________
Name: John T. Hanson
Title: Chief Financial Officer

TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales

By:    /s/ John T. Hanson_______________
Name: John T. Hanson
Title: Director

VTB HOLDINGS, INC., a Delaware corporation

By:    /s/ John T. Hanson_______________
Name: John T. Hanson
Title: Chief Financial Officer